UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

DUET Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41237	87-2744116
(Commission File Number)	(IRS Employer Identification No.)

V03-11-02, Designer Office,

V03, Lingkaran SV, Sunway Velocity,

Kuala Lumpur, Malaysia 55100

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +60-3-9201-1087

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	DUETU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	DUET	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DUETW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Merger Agreement

On July 25, 2022, DUET Acquisition Corp., a Delaware corporation (the “Company” or “Duet”) entered into a definitive Business Combination Agreement (the “Merger Agreement”) with Duet Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Millymont Limited, a private limited company incorporated in Ireland (“Holdco”), J. Streicher Technical Services, LLC, a Delaware limited liability company (“J. Streicher”), Anteco Systems, S.L., trading as AnyTech365, a company incorporated in Spain and registered at the Commercial Registry of Malaga under reference MA-122108 (the “Target”), Miguel Ángel Casales Ruiz and Thomas Marco Balsloev, as the sellers’ representatives (the “Sellers’ Representatives”) and Lee Keat Hin, as the Company’s representative (the “Company Representative”). The Company, Merger Sub, the Holdco, J. Streicher, Target, the Sellers’ Representatives and the Company Representative are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a press release dated July 25, 2022, announcing the transaction.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

The Company intends to file a Prospectus and Proxy Statement with the SEC describing the business combination and other stockholder approval matters for the consideration of the Company’s stockholders, which Prospectus and Proxy Statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the business combination and the other stockholder approval matters and is not intended to form the basis of any investment decision or any other decision in respect of the business combination and the other stockholder approval matters. The Company’s stockholders and other interested persons are advised to read, when available, the Prospectus and Proxy Statement and the amendments thereto and other documents filed in connection with the business combination and the other stockholder approval matters, as these materials will contain important information about the Company, the Target, the business combination and the other stockholder approval matters. When available, the Prospectus and Proxy Statement and other relevant materials for the business combination and the other stockholder approval matters will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination and the other stockholder approval matters. Stockholders will also be able to obtain copies of the Prospectus and Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: DUET Acquisition Corp., V03-11-02, Designer Office, V03, Lingkaran SV, Sunway Velocity, Kuala Lumpur, Malaysia 55100.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination or any related transactions and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination and related matters. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1, as filed on December 3, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to DUET Acquisition Corp., V03-11-02, Designer Office, V03, Lingkaran SV, Sunway Velocity, Kuala Lumpur, Malaysia 55100. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business combination and related matters. A list of the names of such parties and information regarding their interests in the business combination and related matters will be included in the Prospectus and Proxy Statement when available.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the terms of DUET’s proposed business combination with the Target, DUET’s ability to consummate the proposed transaction on the stated timeline, the Target’s use of proceeds from the proposed transaction, the benefits of the transaction, anticipated timing of the proposed business combination, and the combined company’s future performance relative to other IT Security and Support companies, the combined company’s strategy, operations, growth plans and objectives of management, the growth of the IT Security and Support sector, the Target’s market expansion, and the combined company’s future products and services are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of DUET and the Target and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DUET or the Target. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of DUET or the Target is not obtained; the inability to complete a PIPE offering in connection with the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to the Target; the amount of redemption requests made by DUET’s shareholders; the overall level of consumer demand for the Target’s products and services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of DUET’s securities on the NASDAQ; the Target’s ability to implement its business strategy; changes in governmental regulation, the Target’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to the Target’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Target’s suppliers, as well as consumer demand for its products and services, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on the Target and its suppliers and customers; the Target’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, the Target’s information systems; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect DUET’s or the Target’s financial results is included from time to time in DUET’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents DUET has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include proxy statements/prospectus that DUET intends to file with the SEC in connection with DUET’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or DUET’s or the Target’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DUET nor the Target presently know, or that DUET and the Target currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DUET’s and the Target’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither DUET nor the Target gives assurance that either DUET or the Target, or the combined company, will achieve its expectations. DUET and the Target anticipate that subsequent events and developments will cause their assessments to change. However, while DUET and the Target may elect to update these forward-looking statements at some point in the future, DUET and the Target specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing DUET’s or the Target’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press release dated July 25, 2022

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUET ACQUISITION CORP.

Date: July 25, 2022	By:	/s/ Yeoh Oon Lai
Yeoh Oon Lai Co-Chief Executive Officer